EXHIBIT 3.23

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of	Document Number 20070448754-51
[signature]	Filing Date and Time 06/29/2007 11:00 AM
Ross Miller Secretary of State State of Nevada	Entity Number E0452982007-3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)

THE CRYSTALS AT CITYCENTER, LLC

Check box if a Series Limited-Liability Company ☐

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

BRYAN L. WRIGHT
Name

3950 LAS VEGAS BOULEVARD SOUTH | LAS VEGAS | Nevada | 89119
(MANDATORY) Physical Street Address | City | | Zip Code

(OPTIONAL) Mailing Address | City | State | Zip Code

3. Dissolution Date: (OPTIONAL; see instructions)

Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management:

Company shall be managed by ☒ Manager(s) OR ☐ Members
(check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)

J. TERRENCE LANNI
Name
3600 LAS VEGAS BOULEVARD SOUTH | LAS VEGAS | NV | 89109
Address | City | State | Zip Code

JAMES J. MURREN
Name
3600 LAS VEGAS BOULEVARD SOUTH | LAS VEGAS | NV | 89109
Address | City | State | Zip Code

GARY N. JACOBS
Name
3600 LAS VEGAS BOULEVARD SOUTH | LAS VEGAS | NV | 89109
Address | City | State | Zip Code

6. Name, Address and Signature of Organizer: (attach additional page if more than 1)

BRYAN L. WRIGHT
Name
X [signature]
Signature
3950 LAS VEGAS BOULEVARD SOUTH | LAS VEGAS | NV | 89119
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named limited-liability company.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

6/28/07
Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC Arts 2007
Revised on 01/01/07

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

THE CRYSTALS AT CITYCENTER, LLC

(Hams of Limited-Liability Company)

FOR THE FILING PERIOD of JUNE 2007 T0 JUNE 2008

FILE NUMBER

Ross Miller Secretary of State State of Nevada

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L. Wright

3950 Las Vegas Boulevard South

Las Vegas, NV 89119

Filed in the office of document Number

20070568086-02

Filing Date and Time

08/16/2007 8:58 AM

Entity Number

E0452982007-3

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

Print or type names and addresses, either residence of business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BB RETURNED IF UNSIGNED

If there are additional managers or managing members, attach a list of them to this form.

Return tie completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this term by the [as! day of first month following organization date.

Matte your check payable lo the Secretary of State. Your canceled check will constitute a certificate to transact business.

Ordering Copies: If requested above, one die stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional S3O.0O per certification. A copy fee of $2.00 per pass is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

Return the completed form to; Secretary of State. 202 North Carson Street, Carson City, NV S97O1-4201, (775) 6M-5708.

Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125 00

LATE PENALTY: $75 OP

NAME

J. TERRENCE LANNI

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

NAME

JAMES J. MURREN

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) [X] MANAGER [ ] MANAGING MEMBER

ZIP

ST

NV

CITY

89109

LAS VEGAS

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) [X] MANAGER [ ] MANAGING MEMBER

ST

CITY

89109

LAS VEGAS

NAME

GARY N. JACOBS

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

[ ] MANAGING MEMB6R

[ ] MANAGER

CITY ST ZIP

LAS VEGAS

NV

89109

NAME

ADDRESS

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) [            ] MANAGER [            ] MANAGING MEMBER

CITY ST ZIP

NAME

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) [            ] MANAGER [            ] MANAGING MEMBER

ADDRESS

CITY

ST

ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, It is a category C felony to knowingly offer any false or forged Instrument for filing in the Office of the Secretary of State.

Title

MANAGER

Date

/s/ Gary N. Jacobs

Signature of Manager or Managing Member

Nevada Secretary of State Form Initial List LLC 2007 Revised on: 01/01/ 07

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF THE CRYSTALS AT CITYCENTER, LLC

Frank Visconti, President

Robert H. Baldwin, CEO

Chris Nordling, Executive Vice President and CEO

James J. Murren, Treasurer

Gary N. Jacobs, Secretary

Bruce Aguilera, Assistant Secretary

John McManus, Assistant Secretary

Bryan L. Wright, Assistant Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070840231-57
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/11/2007 9:50 AM
	Entity Number E0452982007-3

Amendment to Articles of Organization
(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:
THE CRYSTALS AT CITYCENTER, LLC

2. The company is managed by: ☐ Managers OR ☒ Members
(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:
Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):
CITYCENTER LAND, LLC
X [signature], AUTH. REPRESENTATIVE
Signature

*1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."
2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of State AM 86.221 Amend 2007
Revised on: 01/01/07

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775)684 5708

Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78,

78A, 80, 81, 82, 84, 86, 87, 87A, 88,

88A, 89 AND 92A)

Filed in the office of

/s/ Ross Miller

Ross Miller Secretary of State State of Nevada

Document Number

20090783418-22

Filing Date and Time

11/09/2009 11:11 AM

Entity Number

E0452982007-3

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY—DO NOT HIGHLIGHT

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is Being made

The Crystals at CityCenter, LLC

2. Description of the original document for which correction is being made: 12/11/07

Certificate of Amendment to Articles of Organization for a Nevada Limited Liability Company (Document Number 20070840231-57)

Filing date, of the original document for which correction is being made:

Description of the inaccuracy or defect

The Company was manager-managed and amended its articles by filing a Certificate of Amendment on 12ft1/07 in order to change its status to that of member-managed. However, such amendment was prepared with defects; (i) Section 2 of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (ii) Section 3 of the amendment did not provide the name and address of the managing member and sole member.

5. Correction of the inaccuracy or defect.

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers, Section 3 of the Certificate of Amendment shall be corrected to provide that (i) Article 4 of the Articles of Organization fled 6/39/07 shall be amended to provide that the Company shall be managed by its sole member; and (ii) Article 5 of the Articles of Organization shall be amended to provide fee Company’s sole member and managing member is CityCenter Land, LLC, and the the address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, NV 89119.

CityCenter Land, LLC, a Nevada Limited liability company, Sole Member

6. Signature:

By: CityCenter Holdings, LLC, a Delaware limited liability company, sole member of CityCenter Land, LLC

By: Project CC, LLC, a Nevada Limited liability company, the managing member of CityCenter Holding LLC

Authorised Signature

Assistant Secretary of Project CC, LLC, 10/27/09

Title* Date

* If entity is a corporation, It must be signed by an officer if stock has been Issued, OR an Incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited p, by a general partner: a limited-liability partnership, by s managing partner; a business trust, by a trustee,

IMPORTANT: failure to include any of the above information and submit with the proper fees may cause this filling to be rejected.

Nevada Secretary of State Correction

This form must be accompanied by appropriate fees. Revised : 3-26-00